                                                            [LOGO]PIONEER
                                                                  INVESTMENTS(R)


PIONEER
SMALL CAP VALUE
FUND*

ANNUAL REPORT 11/30/01








*FORMERLY PIONEER MICRO-CAP FUND. NAME
CHANGE EFFECTIVE SEPTEMBER 6, 2001.

TABLE OF CONTENTS

Letter from the President                      1

Portfolio Summary                              2

Performance Update                             3

Portfolio Management Discussion                6

Schedule of Investments                        9

Financial Statements                          16

Notes to Financial Statements                 22

Report of Independent Public Accountants      28

Trustees, Officers and Service Providers      29

PIONEER SMALL CAP VALUE FUND

LETTER FROM THE PRESIDENT 11/30/01

DEAR SHAREOWNERS,

I'm very pleased to be writing to you for the first time in my new role as president of Pioneer. This letter gives me an opportunity to offer a few thoughts as our nation continues the healing process that began after September 11 and continues today.

Americans have always been a resilient people. For evidence, we need only consider the tremendous surge of national unity that followed the terrorist attacks and that accompanied our servicemen and women as they fought to destroy terrorist networks halfway around the world. That same spirit of resilience can be seen in the historic capacity of our securities markets to regain their footing after disruptive events. Among other examples, World War II, the Gulf War and the recessions of recent decades all triggered market slumps; each decline was followed by a rebound, rewarding investors who stayed the course.

We are now in a recession that began officially in March. Absent other factors, last summer's tax cuts and lower short-term interest rates might have revitalized the economy by now. However, hopes for an early rebound vanished on September 11, and it now appears that the slowdown may persist well into next year. Stock prices have historically led the way out of recessions, moving higher as investors shook off short-term concerns to focus on recovery prospects.

In fact, by year-end the markets seemed to be anticipating a better business climate, as fiscal and monetary stimulus packages work their way through the economy. A turn for the better in the United States could imply recovery for many foreign economies as well.

Since the 1928 introduction of Pioneer Fund, our flagship fund, we have maintained a singular focus on making sound investment decisions for our shareowners. Today, Pioneer is part of a global financial enterprise, with access to more investment information and resources than at any time in our history - state-of-the-art tools that we use daily to manage our funds with your goals in mind.

For the latest information about Pioneer funds, as well as timely, informative articles on investing, I invite you to visit us at www.pioneerfunds.com. And to review how your portfolio now stands in light of your personal objectives, please contact your financial professional. The value of an advisor is never more evident than in times like these.

Thank you for your continued business. Everyone here at Pioneer truly appreciates it.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

[SIDENOTE]

PIONEER'S NEW PRESIDENT

Daniel T. Geraci recently joined Pioneer Global Asset Management S.p.A. as Chief Executive Officer and President of Pioneer Investment Management USA Inc., the arm of Pioneer responsible for managing our mutual fund portfolios and U.S. business interests.

Earlier, Mr. Geraci served as a senior executive at Fidelity Investments and at Midland Walwyn Capital of Toronto (now Merrill Lynch Canada). He began his career with E.F. Hutton and Company.

"Serving shareholders' interests has always been Pioneer's core value," Mr. Geraci said. "Today, we are redoubling our efforts to earn our customers' continued confidence as we pass through these challenging times."

PORTFOLIO SUMMARY 11/30/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

U.S. Common Stocks                             94%
Short-Term Cash Equivalents                     5%
International Common Stocks                     1%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

Consumer Cyclicals                        25%
Financials                                21%
Technology                                14%
Consumer Staples                          11%
Energy                                     7%
Capital Goods                              6%
Basic Materials                            5%
Health Care                                4%
Utilities                                  3%
Transportation                             3%
Communication Services                     1%

10 LARGEST HOLDINGS
(As a percentage of equity holdings)

1.  Right Management Consultants, Inc.         2.32%
2.  Pediatrix Medical Group, Inc.              2.04
3.  Ventas, Inc.                               2.03
4.  Photronics, Inc.                           2.03
5.  FTI Consulting, Inc.                       1.89
6.  Fresh Del Monte Produce, Inc.              1.85
7.  Actrade Financial Technologies Ltd.        1.81
8.  Bedford Property Investors, Inc.           1.77
9.  Power Integrations, Inc.                   1.75
10. Southwestern Energy Co.                    1.61

Fund holdings will vary for other periods.

PERFORMANCE UPDATE 11/30/01                                       CLASS A SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                     11/30/01        11/30/00
                              $22.46          $20.10

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(11/30/00-11/30/01)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                             -               -               $0.839

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment in Pioneer Small Cap Value Fund, at public offering price, compared to the growth of the Russell 2000 Index and the Russell 2000 Value Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of November 30, 2001)

                 NET ASSET        PUBLIC
PERIOD             VALUE      OFFERING PRICE*
Life-of-Class      11.55%         10.16%
(2/28/97)
1 Year             15.92           9.24

* Reflects the deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

GROWTH OF $10,000

[CHART]

                PIONEER SMALL CAP
                   VALUE FUND*         RUSSELL 2000 INDEX           RUSSELL 2000 VALUE INDEX
 2/97              $ 9,425                  $10,000                        $10,000
                   $ 9,874                  $10,617                        $10,661
                   $11,099                  $11,853                        $11,857
11/97              $11,206                  $12,083                        $12,436
                   $11,540                  $12,994                        $13,389
                   $11,051                  $12,871                        $13,505
                   $ 7,640                  $ 9,551                        $10,440
11/98              $ 9,282                  $11,281                        $11,665
                   $ 9,603                  $11,155                        $10,955
                   $10,769                  $12,525                        $12,221
                   $11,245                  $12,261                        $11,911
11/99              $11,661                  $13,049                        $11,499
                   $15,856                  $16,652                        $12,248
                   $13,718                  $13,766                        $12,188
                   $16,392                  $15,590                        $13,542
11/00              $13,674                  $12,972                        $13,142
                   $15,095                  $13,848                        $14,934
                   $16,592                  $14,550                        $15,771
                   $16,238                  $13,778                        $15,981
11/01              $15,851                  $13,598                        $15,637

The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. The Russell 2000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index. Given the Fund's value-oriented style, the Russell 2000 Value Index is a more appropriate index with which to compare the Fund. We will not continue to provide the Russell 2000 Index. You cannot invest directly in the Indices.

Small-cap stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 11/30/01                                       CLASS B SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    11/30/01        11/30/00
                             $21.67          $19.56

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(11/30/00-11/30/01)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                             -               -               $0.839

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment in Pioneer Small Cap Value Fund compared to the growth of the Russell 2000 Index and the Russell 2000 Value Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of November 30, 2001)

                       IF         IF
PERIOD                HELD     REDEEMED*
Life-of-Class        10.76%     10.47%
(2/28/97)
1 Year               15.08      11.08

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

GROWTH OF $10,000

[CHART]

                    PIONEER SMALL CAP
                      VALUE FUND*         RUSSELL 2000 INDEX          RUSSELL 2000 VALUE INDEX
 2/97                  $10,000                  $10,000                       $10,000
                       $10,473                  $10,617                       $10,661
                       $11,753                  $11,853                       $11,857
11/97                  $11,847                  $12,083                       $12,436
                       $12,173                  $12,994                       $13,389
                       $11,633                  $12,871                       $13,505
                       $ 8,025                  $ 9,551                       $10,440
11/98                  $ 9,740                  $11,281                       $11,665
                       $10,067                  $11,155                       $10,955
                       $11,263                  $12,525                       $12,221
                       $11,732                  $12,261                       $11,911
11/99                  $12,145                  $13,049                       $11,499
                       $16,478                  $16,652                       $12,248
                       $14,237                  $13,766                       $12,188
                       $16,983                  $15,590                       $13,542
11/00                  $14,132                  $12,972                       $13,142
                       $15,585                  $13,848                       $14,934
                       $17,087                  $14,550                       $15,771
                       $16,690                  $13,778                       $15,981
11/01                  $16,064                  $13,598                       $15,637

The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. The Russell 2000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index. Given the Fund's value-oriented style, the Russell 2000 Value Index is a more appropriate index with which to compare the Fund. We will not continue to provide the Russell 2000 Index. You cannot invest directly in the Indices.

Small-cap stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 11/30/01                                       CLASS C SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    11/30/01        9/28/01
                             $22.44          $20.77

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(9/28/01-11/30/01)           DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                             -               -               $0.8387

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment in Pioneer Small Cap Value Fund, at public offering price, compared to the growth of the Russell 2000 Index and the Russell 2000 Value Index.

CUMULATIVE TOTAL RETURNS
(As of November 30, 2001)

                                   PUBLIC
                   NET ASSET      OFFERING
PERIOD               VALUE       PRICE/CDSC*
Life-of-Class        12.09%        10.97%
(9/28/01)

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to investments sold within one year of purchase.

GROWTH OF $10,000

[CHART]

                   PIONEER SMALL CAP
                      VALUE FUND*          RUSSELL 2000 INDEX       RUSSELL 2000 VALUE INDEX
 9/01                  $10,000                  $10,000                       $10,000
10/01                  $10,405                  $10,585                       $10,261
11/01                  $10,986                  $11,404                       $10,998

The Russell 2000 Index is an unmanaged measure of the 2,000 smallest stocks, based on capitalization, in the Russell 3000 Index. The Russell 2000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index. Given the Fund's value-oriented style, the Russell 2000 Value Index is a more appropriate index with which to compare the Fund. We will not continue to provide the Russell 2000 Index. You cannot invest directly in the Indices.

Small-cap stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO MANAGEMENT DISCUSSION 11/30/01

KEN FULLER, THE LEADER OF PIONEER SMALL CAP VALUE FUND'S MANAGEMENT TEAM, HAS DEVOTED MOST OF HIS 26 YEARS OF INVESTMENT EXPERIENCE TO SMALL-COMPANY STOCKS. IN THE FOLLOWING DISCUSSION HE REVIEWS SOME OF THE FACTORS THAT HAD AN IMPACT ON THE FUND'S PERFORMANCE DURING ITS RECENTLY CONCLUDED FISCAL YEAR.

Q.   HOW DID THE FUND PERFORM OVER THE LAST 12 MONTHS?

A. For the twelve months ended November 30, 2001, Pioneer Small Cap Value Fund's Class A and B shares returned 15.92% and 15.08%, respectively, at net asset value. For the period since their inception on September 28, 2001, Class C shares returned 12.09% at net asset value. These results lagged the 18.99% return of the Russell 2000 Value Index for the 12-month period but were ahead of the more broadly based Russell 2000, whose return was 4.82% for the period.

Q. WHAT AREAS DID YOU EMPHASIZE, GIVEN THE VOLATILE INVESTMENT BACKGROUND OF THE LAST 12 MONTHS?

A. Our management style is bottom-up, meaning that stock selections produce sector weightings and not vice-versa. For example, as economic activity peaked and began to decline early this year, our search for attractively valued stocks led us to sectors that are more or less insensitive to trends in the overall economy, among them health care and financial services. More recently, good values have emerged in technology and other areas that historically have done well as recessions wind down and recovery begins.

Q.   WHICH OF YOUR DECISIONS HELPED OR HINDERED PERFORMANCE?

A. Among the successful companies in a retrenching economy, bankruptcy consultant FTI CONSULTING delivered strong results. Similarly, RIGHT MANAGEMENT CONSULTANTS saw growing demand for its corporate outplacement services as large-scale layoffs proliferated in one industry after another.

     In health care, PEDIATRIX, a national physician group specializing in neonatal and maternal-fetal services, rebounded sharply after settling lawsuits at costs that were far below most predictions. Pediatrix also acquired its largest competitor during the period. And VENTAS, a real estate investment trust that owns health care properties around the country, also rose, when its largest tenant emerged from bankruptcy, solidifying Ventas' stream of rental income.

     Improving fundamentals in the technology business seem to be hinting at better business conditions ahead, and tech stocks rallied sharply after the steep, post-September 11 declines. Software developer E.PIPHANY was one the Fund's best performers. E.Piphany's products focus on customer relationship management, a business approach that helps companies build stronger relationships by coordinating all interactions between themselves and their customers.

     There were other strong performers in a variety of sectors, including EMBREX, which inoculates chicken eggs against disease, RailAmerica, a leading operator of short-line railroads, and pineapple producer FRESH DEL MONTE.

Q.   AND THE DISAPPOINTMENTS?

A. The Fund's energy holdings hurt results overall. Demand for natural gas slumped along with the economy, and prices inevitably followed. In addition, some large energy consumers, including manufacturers of aluminum and fertilizers, switched from gas to electric power during last winter's spike in natural gas prices; most have been slow to switch back to gas. Mild weather in the east also reduced energy demand. We remain optimistic about this sector, however; colder weather and any economic recovery are likely to boost demand. At the same time, diminishing output at many wells implies that supplies may not keep up. Those factors should combine to push gas prices higher, and, for that reason, we have been adding selectively to the Fund's energy holdings. Recent additions include MAVERICK TUBE CORPORATION, which supplies tubes for transporting gas from well to pipeline, while KEY ENERGY performs well maintenance services for gas and oil producers.

     Two metal companies also hurt performance: NORTH AMERICAN PALLADIUM suffered from declining prices for palladium. Added supplies from Russia and slower auto sales were factors - palladium is used in automobile catalytic converters. Shares of another metal producer, BRUSH ENGINEERED MATERIALS, declined as beryllium prices fell with continued global weakness in the telecommunications and aerospace markets.

     In the financial sector, MEDALLION FINANCIAL, which finances taxicab medallions in New York City and elsewhere, also hurt results. We believe the attacks on the World Trade Center are largely behind the decline and that the company's business prospects remain favorable.

Q.   WHAT IS YOUR OUTLOOK FOR SMALL COMPANY STOCKS IN 2002?

A. Small company stocks have outperformed large-capitalization stocks for the last two years. Nevertheless, we are still finding numerous opportunities to invest in promising small companies at valuations that appear to understate their potential. It's worth noting that, going back to the 1930s, when small cap stocks outperform large, they have done so for an average of six years. Although we can't predict a similar pattern, small caps could continue to deliver superior performance for a few more years as part of the present cycle.

     Stock prices have historically tended to move higher before recessions end, so we are cautiously shifting the portfolio to a more aggressive stance in order to be positioned for any recovery before it begins. We are making this transition by increasing exposure to stocks in economically sensitive sectors, including technology.

SCHEDULE OF INVESTMENTS 11/30/01

   SHARES                                                                   VALUE
                COMMON STOCKS - 94.8%
                BASIC MATERIALS - 4.9%
                AGRICULTURAL PRODUCTS - 1.2%
  105,800       Embrex, Inc.*                                         $ 1,893,820
                                                                      -----------
                CONSTRUCTION (CEMENT & AGGREGATES) - 0.4%
   53,000       Oglebay Norton Co.                                    $   657,730
                                                                      -----------
                IRON & STEEL - 1.3%
   63,000       Maverick Tube Corp.*                                  $   660,870
  165,000       UCAR International, Inc.*                               1,460,250
                                                                      -----------
                                                                      $ 2,121,120
                                                                      -----------
                METALS MINING - 0.6%
   60,000       Massey Energy                                         $ 1,066,200
                                                                      -----------
                PAPER & FOREST PRODUCTS - 1.4%
  100,000       Domtar, Inc.*                                         $   916,000
  199,000       Mercer International, Inc. *                            1,436,780
                                                                      -----------
                                                                      $ 2,352,780
                                                                      -----------
                TOTAL BASIC MATERIALS                                 $ 8,091,650
                                                                      -----------
                CAPITAL GOODS - 5.9%
                ELECTRICAL EQUIPMENT - 0.7%
  115,000       Power-One, Inc.*                                      $ 1,147,700
                                                                      -----------
                MACHINERY (DIVERSIFIED) - 1.4%
   42,800       Nacco Industries, Inc.+                               $ 2,388,240
                                                                      -----------
                MANUFACTURING (DIVERSIFIED) - 0.2%
   70,200       North American Palladium Ltd.*                        $   268,041
                                                                      -----------
                METAL FABRICATORS - 1.3%
   72,000       Brush Engineered Materials, Inc.                      $   835,200
  143,600       N N Ball & Roller, Inc.                                 1,313,940
                                                                      -----------
                                                                      $ 2,149,140
                                                                      -----------
                TRUCKS & PARTS - 1.1%
  120,000       Joy Global, Inc.*                                     $ 1,860,000
                                                                      -----------
                WASTE MANAGEMENT - 1.2%
   35,100       Stericycle, Inc.*                                     $ 1,943,838
                                                                      -----------
                TOTAL CAPITAL GOODS                                   $ 9,756,959
                                                                      -----------
                COMMUNICATION SERVICES - 1.2%
                TELEPHONE - 1.2%
  189,000       Boston Communications Group, Inc.*                    $ 1,914,570
                                                                      -----------
                TOTAL COMMUNICATION SERVICES                          $ 1,914,570
                                                                      -----------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                   VALUE
                CONSUMER CYCLICALS - 23.6%
                AUTO PARTS & EQUIPMENT - 1.1%
   95,100       Applied Industrial Technologies, Inc.                 $ 1,741,281
                                                                      -----------
                BUILDING MATERIALS - 0.8%
   61,800       Nortek, Inc.*                                         $ 1,294,710
                                                                      -----------
                FOOTWEAR - 1.2%
  142,100       Maxwell Shoe Co. Inc.*                                $ 2,027,767
                                                                      -----------
                HOUSEHOLD FURNISHING & APPLIANCES - 1.3%
   55,000       Furniture Brands International, Inc.*                 $ 1,443,750
  137,500       Lo-Jack Corp.*                                            728,750
                                                                      -----------
                                                                      $ 2,172,500
                                                                      -----------
                LEISURE TIME (PRODUCTS) - 0.8%
  108,500       Equity Marketing, Inc.*                               $ 1,323,700
                                                                      -----------
                PUBLISHING - 1.1%
  108,900       Advanced Marketing Services, Inc.                     $ 1,856,745
                                                                      -----------
                RETAIL (COMPUTERS & ELECTRONICS) - 1.0%
  186,000       Inter-Tan, Inc.*                                      $ 1,701,900
                                                                      -----------
                RETAIL (DISCOUNTERS) - 0.6%
   48,000       Tuesday Morning Corp.*                                $   928,800
                                                                      -----------
                RETAIL (HOME SHOPPING) - 0.9%
   60,000       Coldwater Creek, Inc.*                                $ 1,537,200
                                                                      -----------
                RETAIL (SPECIALTY) - 5.7%
  180,000       Guitar Center, Inc.*                                  $ 2,347,200
  100,000       Hancock Fabrics, Inc.*                                  1,375,000
  147,600       Haverty Furniture                                       2,250,900
   73,000       Lithia Motors, Inc.*                                    1,423,500
   81,000       School Specialty, Inc.*                                 2,037,150
                                                                      -----------
                                                                      $ 9,433,750
                                                                      -----------
                RETAIL (SPECIALTY-APPAREL) - 1.0%
  125,000       Charming Shoppes, Inc.*                               $   617,500
   81,500       Wilsons The Leather Experts, Inc.*                        955,180
                                                                      -----------
                                                                      $ 1,572,680
                                                                      -----------
                SERVICES (ADVERTISING/MARKETING) - 0.5%
   30,000       R.H. Donnelley Corp.*                                 $   838,500
                                                                      -----------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                   VALUE
                SERVICES (COMMERCIAL & CONSUMER) - 6.6%
   76,500       Chemed Corp.                                          $ 2,371,500
   90,000       FTI Consulting, Inc.*                                   2,941,200
  140,000       Pegusus Systems, Inc.*                                  1,827,000
  189,750       Right Management Consultants, Inc.*                     3,612,840
                                                                      -----------
                                                                      $10,752,540
                                                                      -----------
                TEXTILES (APPAREL) - 1.0%
  144,000       Phillips-Van Heusen Corp.                             $ 1,584,000
                                                                      -----------
                TOTAL CONSUMER CYCLICALS                              $38,766,073
                                                                      -----------
                CONSUMER STAPLES - 10.0%
                FOODS - 4.0%
  210,500       Fresh Del Monte Produce, Inc.*+                       $ 2,881,745
   73,755       Hain Celestial Group, Inc.*                             1,944,182
  135,000       Horizon Organic Holding Corp.*                          1,790,100
                                                                      -----------
                                                                      $ 6,616,027
                                                                      -----------
                HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.5%
   90,000       Nu Skin Enterprises, Inc.                             $   715,500
                                                                      -----------
                RESTAURANTS - 2.5%
  109,900       O'Charley's, Inc.*                                    $ 2,111,179
  100,800       Rare Hospitality International, Inc.*                   1,980,720
                                                                      -----------
                                                                      $ 4,091,899
                                                                      -----------
                SERVICES (EMPLOYMENT) - 1.5%
  200,000       Hall, Kinion & Associates, Inc.*                      $ 1,400,000
   29,800       ITT Educational Services*                               1,113,030
                                                                      -----------
                                                                      $ 2,513,030
                                                                      -----------
                SERVICES (RENTALS) - 0.7%
  192,500       Rent-Way, Inc.*                                       $ 1,203,125
                                                                      -----------
                SPECIALTY PRINTING - 0.8%
   65,000       John H. Harland Co.                                   $ 1,290,250
                                                                      -----------
                TOTAL CONSUMER STAPLES                                $16,429,831
                                                                      -----------
                ENERGY - 6.2%
                OIL & GAS (DRILLING & EQUIPMENT) - 1.1%
   90,000       Key Energy Services, Inc.*                            $   742,500
   43,500       Lufkin Industries                                       1,137,525
                                                                      -----------
                                                                      $ 1,880,025
                                                                      -----------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                   VALUE
                OIL & GAS (PRODUCTION/EXPLORATION) - 4.6%
  191,600       Natco Group, Inc.*                                    $ 1,237,736
   20,000       Penn Virginia Corp.                                       629,000
  102,300       St. Mary Land & Exploration Co.                         1,959,045
   90,000       Tom Brown, Inc.*                                        2,106,000
  130,400       Unit Corp.*                                             1,592,184
                                                                      -----------
                                                                      $ 7,523,965
                                                                      -----------
                OIL & GAS (REFINING & MARKETING) - 0.5%
   60,000       Pennzoil Co.                                          $   780,000
                                                                      -----------
                TOTAL ENERGY                                          $10,183,990
                                                                      -----------
                FINANCIALS - 20.2%
                CONSUMER FINANCE - 0.6%
  121,300       Medallion Financial Corp.                             $   946,140
                                                                      -----------
                FINANCIAL (DIVERSIFIED) - 7.0%
  100,000       Actrade Financial Technologies Ltd.*                  $ 2,810,000
   87,000       Advanta Corp. (Class B)                                   700,350
   58,100       Dollar Thrifty Automotive Group, Inc.*                    781,445
   68,600       Financial Federal Corp.*                                1,942,066
  174,000       Mutual Risk Management Ltd.                             1,566,000
  133,700       Transmedia Network, Inc.*                                 466,613
  259,500       Ventas, Inc.                                            3,165,900
                                                                      -----------
                                                                      $11,432,374
                                                                      -----------
                INSURANCE (LIFE/HEALTH) - 0.5%
   52,600       FBL Financial Group, Inc.                             $   902,090
                                                                      -----------
                INSURANCE (PROPERTY-CASUALTY) - 2.9%
   50,000       IPC Holdings Ltd.                                     $ 1,305,000
   42,000       Philadelphia Consolidated Holding Corp.*                1,454,502
  100,000       Stewart Information Services Corp.*                     2,029,000
                                                                      -----------
                                                                      $ 4,788,502
                                                                      -----------
                REAL ESTATE - 7.7%
  124,000       Bedford Property Investors, Inc.*                     $ 2,754,040
  129,300       Entertainment Properties Trust                          2,301,540
   53,700       Glimcher Realty Trust                                     992,376
   98,600       Lasalle Hotel Properties                                1,035,300
  105,000       Pennsylvania Real Estate Investment Trust, Inc.         2,388,750
   28,000       Parkway Properties, Inc.                                  891,800
   97,000       Universal Health Realty, Inc.                           2,361,950
                                                                      -----------
                                                                      $12,725,756
                                                                      -----------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                   VALUE
                SAVINGS & LOAN COMPANIES - 1.5%
   73,300       Banner Corp.                                          $ 1,196,989
  150,000       BankAtlantic Bancorp, Inc.                              1,200,000
                                                                      -----------
                                                                      $ 2,396,989
                                                                      -----------
                TOTAL FINANCIALS                                      $33,191,851
                                                                      -----------
                HEALTH CARE - 4.2%
                HEALTH CARE (HOSPITAL MANAGEMENT) - 0.7%
   39,100       Triad Hospitals, Inc.*                                $ 1,085,025
                                                                      -----------
                HEALTH CARE (MANAGED CARE) - 0.8%
   70,000       Amerigroup Corp.*                                     $ 1,267,000
                                                                      -----------
                HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 0.8%
  170,000       Rita Medical Systems, Inc.*                           $   848,300
  173,000       Vascular Solutions, Inc.*                                 501,700
                                                                      -----------
                                                                      $ 1,350,000
                                                                      -----------
                HEALTH CARE (SPECIALIZED SERVICES) - 1.9%
   90,500       Pediatrix Medical Group, Inc.*                        $ 3,181,075
                                                                      -----------
                TOTAL HEALTH CARE                                     $ 6,883,100
                                                                      -----------
                TECHNOLOGY - 13.5%
                COMMUNICATIONS EQUIPMENT - 0.6%
   75,000       InteliData Technologies Corp.*                        $   225,000
   55,000       Lightbridge, Inc.*                                        702,350
                                                                      -----------
                                                                      $   927,350
                                                                      -----------
                COMPUTERS (NETWORKING) - 0.6%
   85,000       OpenTV Corp.*                                         $   922,250
                                                                      -----------
                COMPUTERS (PERIPHERALS) - 0.5%
   40,000       Secure Computing Corp.*                               $   869,600
                                                                      -----------
                COMPUTERS (SOFTWARE & SERVICES) - 1.6%
  120,000       E.Piphany, Inc.*                                      $   898,800
   95,500       SPSS, Inc.*                                             1,680,800
                                                                      -----------
                                                                      $ 2,579,600
                                                                      -----------
                ELECTRONICS (COMPONENT DISTRIBUTORS) - 3.1%
  150,040       Oak Technology, Inc.*                                 $ 1,746,466
  120,000       Power Integrations, Inc.*                               2,724,000
   70,000       Sipex Corp.*                                              716,800
                                                                      -----------
                                                                      $ 5,187,266
                                                                      -----------
                ELECTRONICS (INSTRUMENTATION) - 1.2%
   50,000       Photon Dynamics, Inc.*                                $ 1,956,500
                                                                      -----------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                   VALUE
                ELECTRONICS (SEMICONDUCTORS) - 0.3%
   35,000       AXT, Inc.*                                            $   467,250
                                                                      -----------
                EQUIPMENT (SEMICONDUCTOR) - 5.6%
   45,000       Advanced Energy Industries, Inc.*                     $ 1,064,700
   54,000       ATMI, Inc.*                                             1,220,400
   48,000       Brooks Automation, Inc.*                                1,764,000
  118,800       Photronics, Inc.*                                       3,155,328
  105,000       PRI Automation, Inc.*                                   1,964,550
                                                                      -----------
                                                                      $ 9,168,978
                                                                      -----------
                TOTAL TECHNOLOGY                                      $22,078,794
                                                                      -----------
                TRANSPORTATION - 2.5%
                RAILROADS - 1.1%
   60,000       Genesee & Wyoming, Inc.*                              $ 1,791,000
                                                                      -----------
                SHIPPING - 1.4%
  175,000       Stelmar Shipping Ltd.*                                $ 2,240,000
                                                                      -----------
                TOTAL TRANSPORTATION                                  $ 4,031,000
                                                                      -----------
                UTILITIES - 2.6%
                NATURAL GAS - 2.6%
   81,000       NUI Corp.                                             $ 1,838,700
  224,800       Southwestern Energy Co.*                                2,506,520
                                                                      -----------
                                                                      $ 4,345,220
                                                                      -----------
                TOTAL UTILITIES                                       $ 4,345,220
                                                                      -----------
                TOTAL COMMON STOCKS
                (Cost $129,639,029)                                 $ 155,673,038
                                                                    -------------

 PRINCIPAL
  AMOUNT

                TEMPORARY CASH INVESTMENT - 5.2%
                REPURCHASE AGREEMENT - 5.2%

8,500,000       Credit Suisse First Boston, Inc., 2.07%, dated
                11/30/01, repurchase price of $8,500,000, plus
                accrued interest on 12/3/01 collateralized by
                $6,840,000 U.S. Treasury Notes, 10.75%, 8/15/05     $   8,500,000
                                                                    -------------
                TOTAL TEMPORARY CASH INVESTMENT
                (Cost $8,500,000)                                   $   8,500,000
                                                                    =============
                TOTAL INVESTMENT IN SECURITIES AND
                TEMPORARY CASH INVESTMENT - 100%
                (Cost $138,139,029)(a)                              $ 164,173,038
                                                                    =============

   The accompanying notes are an integral part of these financial statements.

*   Non-income producing security

(a) At November 30, 2001, the net unrealized gain on investments based on cost for federal income tax purposes of $138,109,155 was as follows:

     Aggregate gross unrealized gain for all investments in which
       there is an excess of value over tax cost                  $ 33,986,986

     Aggregate gross unrealized loss for all investments in which
       there is an excess of tax cost over value                     (7,923,103)
                                                                  -------------
     Net unrealized gain                                          $  26,063,883
                                                                  =============

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2001, aggregated $74,357,456 and $76,236,465, respectively.

+ A portion of this investment has been pledged to cover margin requirements for futures contracts.




   The accompanying notes are an integral part of these financial statements.

BALANCE SHEET 11/30/01

 ASSETS:
  Investment in securities, at value (including temporary cash
     investment of $8,500,000) (cost $138,139,029)                 $ 164,173,038
  Cash                                                                   242,532
  Receivables -
     Fund shares sold                                                    716,150
     Collateral for securities loaned, at fair value                   5,743,900
     Dividends and interest                                              131,039
  Other                                                                    7,285
                                                                   -------------
       Total assets                                                $ 171,013,944
                                                                   -------------
LIABILITIES:
  Payables -
     Investments securities purchased                              $     511,298
     Fund shares repurchased                                             167,885
     Upon return of securities loaned                                  5,743,900
     Variation margin                                                     49,803
  Due to affiliates                                                      312,426
  Accrued expenses                                                        76,748
                                                                   -------------
       Total liabilities                                           $   6,862,060
                                                                   -------------
NET ASSETS:
  Paid-in capital                                                  $ 137,876,800
  Accumulated undistributed net investment income                         34,074
  Accumulated net realized loss on investments, foreign currency
     transactions and futures contracts                                 (265,449)
  Net unrealized gain on investments                                  26,034,009
  Net unrealized gain on futures contracts                               472,450
                                                                   -------------
       Total net assets                                            $ 164,151,884
                                                                   =============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $73,854,960/3,288,359 shares)                  $       22.46
                                                                   =============
  Class B (based on $89,439,861/4,126,493 shares)                  $       21.67
                                                                   =============
  Class C (based on $857,063/38,199 shares)                        $       22.44
                                                                   =============
MAXIMUM OFFERING PRICE:
  Class A                                                          $       23.83
                                                                   =============
  Class C                                                          $       22.67
                                                                   =============

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED 11/30/01

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $2,055)     $ 2,028,422
   Interest                                                    252,767
   Income from securities loaned, net                            3,551
                                                           -----------
        Total investment income                                           $ 2,284,740
                                                                          -----------
EXPENSES:
   Management fees                                         $ 1,722,936
   Transfer agent fees
      Class A                                                  209,378
      Class B                                                  226,206
      Class C                                                       24
   Distribution fees
      Class A                                                  148,530
      Class B                                                  889,149
      Class C                                                      693
   Administrative fees                                          31,500
   Custodian fees                                               49,582
   Registration fees                                            59,152
   Professional fees                                            41,089
   Printing                                                     59,247
   Fees and expenses of nonaffiliated trustees                   3,669
   Miscellaneous                                                15,565
                                                           -----------
      Total expenses                                                      $ 3,456,720
      Less fees paid indirectly                                               (49,402)
                                                                          -----------
      Net expenses                                                        $ 3,407,318
                                                                          -----------
        Net investment loss                                               $(1,122,578)
                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS:
   Net realized gain (loss) on:
      Investments                                          $ 6,835,632
      Assets and liabilities denominated in foreign
        currencies                                              10,181
      Futures contracts                                       (143,680)   $ 6,702,133
                                                           -----------    -----------
   Change in net unrealized gain on:
      Investments                                          $14,957,121
      Futures contracts                                        472,450    $15,429,571
                                                           -----------    -----------
   Net gain on investments, foreign currency
      transactions, and futures contracts                                 $22,131,704
                                                                          -----------
      Net increase in net assets resulting from operations                $21,009,126
                                                                          -----------

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED 11/30/01 AND 11/30/00

                                                              YEAR ENDED        YEAR ENDED
FROM OPERATIONS:                                               11/30/01          11/30/00
  Net investment loss                                       $  (1,122,578)   $    (993,864)
  Net realized gain on investments, foreign currency
   transactions and futures contracts                           6,702,133        5,292,682
  Change in net unrealized gain on investments
   and futures contracts                                       15,429,571        7,218,036
                                                            -------------    -------------
     Net increase in net assets resulting from operations   $  21,009,126    $  11,516,854
                                                            -------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
  Net realized gain:
   Class A ($0.84 and $0.31 per share, respectively)        $  (2,643,159)   $    (898,211)
   Class B ($0.84 and $0.31 per share, respectively)           (3,338,525)      (1,277,935)
   Class C ($0.84 and $0.00 per share, respectively)              (28,280)              --
                                                            -------------    -------------
     Total distributions to shareowners                     $  (6,009,964)   $  (2,176,146)
                                                            -------------    -------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                          $  53,768,269    $  93,330,868
  Reinvestment of distributions                                 4,970,236        1,815,351
  Cost of shares repurchased                                  (48,813,191)     (55,684,896)
                                                            -------------    -------------
   Net increase in net assets resulting from
     fund share transactions                                $   9,925,314    $  39,461,323
                                                            -------------    -------------
   Net increase in net assets                               $  24,924,476    $  48,802,031
NET ASSETS:
Beginning of year                                             139,227,408       90,425,377
                                                            -------------    -------------
End of year (including accumulated net investment
  income of $34,074 and $8,750, respectively)               $ 164,151,884    $ 139,227,408
                                                            =============    =============

CLASS A                            '01 SHARES    '01 AMOUNT       '00 SHARES      '00 AMOUNT
Shares sold                        1,154,691    $ 26,417,660       2,024,002    $ 45,354,366
Reinvestment of distributions        105,261       2,358,913          39,641         821,768
Less shares repurchased             (873,694)    (19,710,064)     (1,099,431)    (24,338,067)
                                   ---------    ------------      ----------    ------------
  Net increase                       386,258    $  9,066,509         964,212    $ 21,838,067
                                   =========    ============      ==========    ============
CLASS B
Shares sold                        1,194,585    $ 26,522,201       2,206,881    $ 47,976,502
Reinvestment of distributions        119,933       2,594,202          49,236         993,583
Less shares repurchased           (1,323,417)    (29,098,054)     (1,443,468)    (31,346,829)
                                   ---------    ------------      ----------    ------------
  Net increase (decrease)             (8,899)   $     18,349         812,649    $ 17,623,256
                                   =========    ============      ==========    ============
CLASS C
Shares sold                           37,657    $    828,408
Reinvestment of distributions            765          17,121
Less shares repurchased                 (223)         (5,073)
                                   ---------    ------------
  Net increase                        38,199    $    840,456
                                   =========    ============

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 11/30/01

                                                                                                                    2/28/97
                                                                 YEAR ENDED   YEAR ENDED  YEAR ENDED  YEAR ENDED      TO
                                                                  11/30/01     11/30/00    11/30/99    11/30/98   11/30/97(a)
CLASS A
Net asset value, beginning of period                               $ 20.10     $ 17.40     $ 13.85     $ 17.84     $ 15.00
                                                                   -------     -------     -------     -------     -------
Increase (decrease) from investment operations:
  Net investment loss                                              $ (0.09)    $ (0.12)    $ (0.08)    $ (0.15)    $ (0.07)
  Net realized and unrealized gain (loss) on investments,
     foreign currency transactions and futures contracts              3.29        3.13        3.63       (2.77)       2.91
                                                                   -------     -------     -------     -------     -------
  Net increase (decrease) from investment operations               $  3.20     $  3.01     $  3.55     $ (2.92)    $  2.84
Distributions to shareowners:
  Net realized gain                                                  (0.84)      (0.31)         --       (1.07)         --
                                                                   -------     -------     -------     -------     -------
Net increase (decrease) in net asset value                         $  2.36     $  2.70     $  3.55     $ (3.99)    $  2.84
                                                                   -------     -------     -------     -------     -------
Net asset value, end of period                                     $ 22.46     $ 20.10     $ 17.40     $ 13.85     $ 17.84
                                                                   =======     =======     =======     =======     =======
Total return*                                                        15.92%      17.26%      25.63%     (17.17)%     18.93%
Ratio of net expenses to average net assets+                          1.79%       1.72%       2.02%       1.85%       1.76%**
Ratio of net investment loss to average net assets+                  (0.33)%     (0.27)%     (0.71)%     (0.83)%     (0.60)%**
Portfolio turnover rate                                                 49%         61%         78%         81%         55%**
Net assets, end of period (in thousands)                           $73,855     $58,323     $33,714     $36,528     $51,825
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for
  fees paid indirectly:
  Net expenses                                                        1.79%       1.72%       2.02%       1.85%       2.12%**
  Net investment loss                                                (0.33)%     (0.27)%     (0.71)%     (0.83)%     (0.96)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
  Net expenses                                                        1.76%       1.69%       1.98%       1.84%       1.70%**
  Net investment loss                                                (0.30)%     (0.24)%     (0.67)%     (0.82)%     (0.54)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 **  Annualized.
  +  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements

                                                                                                                      2/28/97
                                                                    YEAR ENDED  YEAR ENDED   YEAR ENDED  YEAR ENDED     TO
                                                                     11/30/01    11/30/00     11/30/99    11/30/98   11/30/97(a)
CLASS B
Net asset value, beginning of period                                  $ 19.56     $ 17.07     $ 13.69     $ 17.77     $ 15.00
                                                                      -------     -------     -------     -------     -------
Increase (decrease) from investment operations:
  Net investment loss                                                 $ (0.22)    $ (0.18)    $ (0.24)    $ (0.25)    $ (0.16)
  Net realized and unrealized gain (loss) on investments,
     foreign currency transactions and futures contracts                 3.17        2.98        3.62       (2.76)       2.93
                                                                      -------     -------     -------     -------     -------
  Net increase (decrease) from investment operations                  $  2.95     $  2.80     $  3.38     $ (3.01)    $  2.77
Distributions to shareowners:
  Net realized gain                                                     (0.84)      (0.31)         --       (1.07)         --
                                                                      -------     -------     -------     -------     -------
Net increase (decrease) in net asset value                            $  2.11     $  2.49     $  3.38     $ (4.08)    $  2.77
                                                                      -------     -------     -------     -------     -------
Net asset value, end of period                                        $ 21.67     $ 19.56     $ 17.07     $ 13.69     $ 17.77
                                                                      =======     =======     =======     =======     =======
Total return*                                                           15.08%      16.36%      24.69%     (17.78)%     18.47%
Ratio of net expenses to average net assets+                             2.52%       2.45%       2.73%       2.55%       2.48%**
Ratio of net investment loss to average net assets+                     (1.06)%     (1.01)%     (1.42)%     (1.53)%     (1.32)%**
Portfolio turnover rate                                                    49%         61%         78%         81%         55%**
Net assets, end of period (in thousands)                              $89,440     $80,905     $56,711     $57,252     $70,971
Ratios assuming no waiver of management fees and assumption
  of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                           2.52%       2.45%       2.73%       2.55%       2.81%**
  Net investment loss                                                   (1.06)%     (1.01)%     (1.42)%     (1.53)%     (1.65)%**
Ratios assuming waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                           2.49%       2.42%       2.69%       2.54%       2.42%**
  Net investment loss                                                   (1.03)%     (0.98)%     (1.38)%     (1.52)%     (1.26)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 **  Annualized.
  +  Ratios assuming no reduction for fees paid indirectly.

    The accompanying notes are an integral part of these financial statements

                                                                      9/28/01
                                                                         TO
                                                                     11/30/01(a)
CLASS C
Net asset value, beginning of period                                  $20.77
                                                                      ------
Increase (decrease) from investment operations:
  Net investment loss                                                 $(0.02)
  Net realized and unrealized gain on investments, foreign currency
     transactions and futures contracts                                 2.53
                                                                      ------
  Net increase from investment operations                             $ 2.51
Distributions to shareowners:
  Net realized gain                                                    (0.84)
                                                                      ------
Net increase in net asset value                                       $ 1.67
                                                                      ------
Net asset value, end of period                                        $22.44
                                                                      ======
Total return*                                                          12.09%
Ratio of net expenses to average net assets+                            2.71%**
Ratio of net investment loss to average net assets+                    (1.47)%**
Portfolio turnover rate                                                   49%**
Net assets, end of period (in thousands)                              $  857
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                          2.54%**
  Net investment loss                                                  (1.30)%**

(a)  Class C shares were first publicly offered on September 28, 2001.
  * Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 **  Annualized.
  +  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS 11/30/01

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Small Cap Value Fund (the Fund), formerly Pioneer Micro-Cap Fund, is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B, and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. The net asset value is computed daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards.

     Included in net realized gain on investments is $13,570 of class action settlements received by the Fund during the year ended November 30, 2001.

     The fund invests in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements.

B.   FOREIGN CURRENCY TRANSLATION

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   FUTURES CONTRACTS

     The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

     At November 30, 2001, open futures contracts were as follows:

                   NUMBER OF
                   CONTRACTS         SETTLEMENT        MARKET     UNREALIZED
TYPE              LONG/(SHORT)         MONTH           VALUE      GAIN (LOSS)
Russell 2000           21              12/01         4,840,500     472,450

D.   FEDERAL INCOME TAXES

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At November 30, 2001, the Fund has reclassified $1,048,165 from accumulated net realized gain on investments, foreign currency transactions and futures contracts and $99,737 from paid in capital to accumulated net investment loss. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

     The Fund has designated $5,138,159 as a capital gain dividend for purposes of the dividend paid deduction.

E.   FUND SHARES

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A., (UniCredito Italiano), earned $35,530 in underwriting commissions on the sale of fund shares during the year ended November 30, 2001.

F.   CLASS ALLOCATIONS

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder

     Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class C shares can bear different transfer agent and distribution fees.

G.   SECURITIES LENDING

     The Fund loans securities in its Portfolio to certain brokers, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and collateral at period end are disclosed on the balance sheet. As of November 30, 2001, the Fund loaned securities having a fair value of approximately $5,472,137 and received collateral of $5,743,900 for the loan.

H.   REPURCHASE AGREEMENTS

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   MANAGEMENT AGREEMENT

PIM manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 1.10% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At November 30, 2001, $149,177 was payable to PIM related to management fees, administrative fees and certain other services.

3.   TRANSFER AGENT

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $73,652 in transfer agent fees payable to PIMSS at November 30, 2001.

4.   DISTRIBUTION PLANS

The Fund adopted a Plan of Distribution for each class of shares (Class A, Class B, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B shares and Class C shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B shares and Class C shares. Included in due to affiliates is $89,597 in distribution fees payable to PFD at November 30, 2001.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00% based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2001, CDSCs in the amount of $320,630 were paid to PFD.

5.   EXPENSE OFFSETS

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended November 30, 2001, the Fund's expenses were reduced by $49,402 under such arrangements.

6.   LINE OF CREDIT FACILITY

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended November 30, 2001, the fund had no borrowings under this agreement.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER SMALL CAP VALUE FUND:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Small Cap Value Fund (formerly Pioneer Micro-Cap Fund) (the Fund) as of November 30, 2001, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Small Cap Value Fund as of November 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
January 9, 2002

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

TRUSTEES

John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Marguerite A. Piret
Daniel T. Geraci
Stephen K. West
John Winthrop


OFFICERS

John F. Cogan, Jr., President
Daniel T. Geraci, Executive Vice President
Vincent Nave, Treasurer
Joseph P. Barri, Secretary

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

HOW TO CONTACT PIONEER

 We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

 CALL US FOR:

 ACCOUNT INFORMATION, including existing accounts,
 new accounts, prospectuses, applications
 and service forms                                               1-800-225-6292

 FACTFONE(SM) for automated fund yields, prices,
 account information and transactions                            1-800-225-4321

 RETIREMENT PLANS INFORMATION                                    1-800-622-0176

 TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                    1-800-225-1997

 WRITE TO US:

 PIMSS, Inc.
 P.O. Box 9014
 Boston, Massachusetts 02205-9014

 OUR TOLL-FREE FAX                                               1-800-225-4240

 OUR INTERNET E-MAIL ADDRESS                      ask.pioneer@pioneerinvest.com
 (for general questions about Pioneer only)

 VISIT OUR WEB SITE:                                        www.pioneerfunds.com

 THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.

[LOGO]PIONEER
      INVESTMENTS(R)

PIONEER INVESTMENT MANAGEMENT, INC.                                11017-00-0102
60 STATE STREET                                  PIONEER FUNDS DISTRIBUTOR, INC.
BOSTON, MASSACHUSETTS 02109              (C) UNDERWRITER OF PIONEER MUTUAL FUNDS
www.pioneerfunds.com                  [RECYCLED SYMBOL]PRINTED ON RECYCLED PAPER